As filed with the Securities and Exchange Commission on May 16, 1995.
                                                Registration No. 33-
                                                                    -------

============================================================================
                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                      FORM S-8 REGISTRATION STATEMENT
                      UNDER THE SECURITIES ACT OF 1933

               CHILDREN'S DISCOVERY CENTERS OF AMERICA, INC.
               ---------------------------------------------
           (Exact name of registrant as specified in its charter)
        Delaware                                         06-1097006
- ----------------------------------             ----------------------------
(State or other jurisdiction of                        (I.R.S. Employer
incorporation or organization)                       Identification Number)

                        851 Irwin Street, Suite 200
                        San Rafael, California 94901
                        ----------------------------
        (Address of principal executive offices, including zip code)

                 Non-Employee Directors' Stock Option Plan
                         Non-Plan Directors Options
                         --------------------------
                          (Full title of the plan)

                             Richard A. Niglio
                   President and Chief Executive Officer
               Children's Discovery Centers of America, Inc.
                        851 Irwin Street, Suite 200
                        San Rafael, California 94901
                        ----------------------------
                  (Name and address of agent for service)

                               (415) 257-4200
         ---------------------------------------------------------
       (Telephone number, including area code, of agent for service)

                     CALCULATION OF REGISTRATION FEE
===========================================================================
    Title of       Amount to        Proposed       Proposed    Amount of
   securities    be registered      maximum        maximum     registrat
     to be                          offering      aggregate     ion fee
   registered                        price         offering
                                    per unit        price
- ---------------------------------------------------------------------------
 Common Stock,       69,000          $8.00(2)        $552,000      $191
 par value           shares(1)
 $.01 per share -----------------------------------------------------------
                     111,000        $16.81(4)      $1,865,910      $643
                    shares(3)
                -----------------------------------------------------------
                      14,000         $6.00(6)         $84,000       $28
                     shares(5)
                -----------------------------------------------------------
                        Total Registration Fee                     $862
===========================================================================

     (1) Constitutes shares issuable upon exercise of options previously granted under the Non-Employee Directors' Stock Option Plan.
     (2) Represents the exercise price of the options referred to in (1) above.
     (3) Constitutes the remainder of the shares available for future grants of options under the Non-Employee Directors' Stock Option Plan.
     (4) Estimated solely for purposes of determining the registration fee in accordance with Rule 457(h) under the Securities Act of 1933, using the average of the high and low prices of the Registrant's Common Stock reported on the Nasdaq National Market on May 10, 1995.
     (5) Constitutes shares issuable upon exercise of options granted to non-employee directors in 1992.
     (6) Represents the exercise price of the options referred to in (5) above.

                                  PART II

             INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.        Incorporation of Documents by Reference
               ---------------------------------------

     The following documents filed with the Securities and Exchange Commission are incorporated into this registration statement by reference:

     (a) The Registrant's Annual Report on Form 10-K for the year ended December 31, 1994;

     (b) The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1995;

     (c) The description of the Registrant's Common Stock, par value $.01 per share, contained in the Registrant's Registration Statement on Form 8-A dated March 27, 1986, as amended by Amendment No. 1 dated March 28, 1994; and

     (d) All other reports filed by the Registrant pursuant to Section 13(c) or 15(d) of the Securities Exchange Act of 1934, as amended, since December 31, 1994.

          All reports and other documents filed by the Registrant pursuant to sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 after the date of this Registration Statement but prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of each such report or other document.

Item 4.        Description of Securities
               -------------------------

     Not applicable

Item 5.        Interests of Named Experts and Counsel
               --------------------------------------

     The validity of the securities being offered hereunder has been passed upon by Frank A. Devine. Mr. Devine is Secretary and General Counsel of the Registrant.

Item 6.        Indemnification of Directors and Officers
               -----------------------------------------

     Section 145 of the General Corporation Law of Delaware grants each corporation organized thereunder the power to indemnify its officers, directors, employees and agents on certain conditions against liabilities arising out of any action or proceeding to which any of them is a party by reason of being such officer, director, employee or agent. Section 102(b)(7) of the General Corporation Law permits a Delaware corporation, with the approval of its stockholders, to include within its Certificate of Incorporation a provision eliminating or limiting the personal liability of its directors to that corporation or its stockholders for monetary damages resulting from certain breaches of the directors' fiduciary duty of care, both in suits by or on behalf of the corporation and in actions by stockholders of the corporation.

     The Registrant's Certificate of Incorporation includes an Article which allows the company to take advantage of Section 102(b)(7) of the Delaware General Corporation Law. The Certificate of Incorporation also provides for the indemnification, to the fullest extent permitted by the Delaware General Corporation Law, of officers and directors of the Registrant against all expenses (including attorneys' fees), liabilities, judgments, fines and amounts paid in settlement, and advance to each officer and director expenses (including attorneys' fees) incurred by such officer or director in defending a civil or criminal action, suit or proceeding upon receipt of an undertaking by or on behalf of such officer or director to repay such expenses if it is ultimately determined that such officer or director is not entitled to be indemnified by the Registrant.

     The Registrant's By-Laws include an Article which provides that any person made a party to any action, suit or proceeding, by reason of the fact that he, his testator or intestate representative is or was a director, officer or employee of the Registrant, or of any corporation in which he served as such at the request of the Registrant, shall be indemnified by the Registrant against the reasonable expenses, including attorneys' fees, actually and necessarily incurred by him in connection with the defense of such action , suit or proceedings, or in connection with any appeal therein, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding, or in connection with any appeal therein that such officer director or employee is liable for negligence or misconduct in the performance of his duties.

     The Registrant has purchased $2,000,000.00 of directors and officers liability insurance coverage on a claims made basis.

Item 7.        Exemption from Registration Claimed
               -----------------------------------

     Not applicable

Item 8.        Exhibits
               --------

     The following is a list of Exhibits required by Item 601 of Regulation S-K filed as part of this Registration Statement.

4(a) The Children's Discovery Centers of America, Inc.'s Non-Employee
     Directors' Stock Option Plan (the "Stock Option Plan")

4(b) Form of Stock Option Agreement for Non-Employee Directors under the
     Stock Option Plan

4(c) Form of Non-Plan Stock Option Agreement for Non-Employee Directors

4(d)(i)   Certificate of Incorporation filed on December 23, 1983, filed as
     Exhibit 3(A) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1994 (the "1994 Form 10-K"), which Exhibit is incorporated herein by reference.

4(d)(ii) Certificate of Amendment to Certificate of Incorporation filed on July 12, 1984, filed as Exhibit 3(B) to the 1994 Form 10-K, which
     Exhibit is incorporated herein by reference.

4(d)(iii) Certificate of Amendment to Certificate of Incorporation filed on January 25, 1985, filed as Exhibit 3(C) to the 1994 Form 10-K, which
     Exhibit is incorporated herein by reference.

4(d)(iv) Certificate of Amendment to Certificate of Incorporation filed on August 19, 1985, filed as Exhibit 3(D) to the 1994 Form 10-K, which
     Exhibit is incorporated herein by reference.

4(d)(v) Certificate of Amendment to Certificate of Incorporation filed on May 27, 1987, filed as Exhibit 3(E) to the 1994 Form 10-K, which
     Exhibit is incorporated herein by reference.

4(d)(vi) Certificate of Amendment to Certificate of Incorporation filed on June 2, 1988, filed as Exhibit 3(F) to the 1994 Form 10-K, which
     Exhibit is incorporated herein by reference.

4(d)(vii) Certificate of Amendment to Certificate of Incorporation filed on March 18, 1991, filed as Exhibit 3(G) to the 1994 Form 10-K, which
     Exhibit is incorporated herein by reference.

4(d)(viii) Certificate of Amendment to Certificate of Incorporation filed on October 10, 1991, filed as Exhibit 4(A) to Form S-2 Registration Statement No. 33-92533, which Exhibit is incorporated herein by reference.

4(d)(ix) Certificate of Amendment to Certificate of Incorporation filed on July 29, 1992, filed as Exhibit 3(H) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1992 ("1992 Form 10-K"), which Exhibit is incorporated herein by reference.

4(d)(x) Certificate of Designation, Preferences and Rights of Series A
     Convertible Preferred Stock filed November 5, 1992 as Exhibit 4(D) to the 1992 Form 10-K, which Exhibit is incorporated herein by reference.

4(d)(xi) Certificate of Amendment to Certificate of Incorporation filed on December 6, 1993, filed as Exhibit 3(a) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1993, which
     Exhibit is incorporated herein by reference.

4(e) By-Laws of the Registrant filed as Exhibit (3)(g) to the Registrant's
     Annual Report on Form 10-K for the year ended December 31, 1989, which
     Exhibit is incorporated herein by reference.

5    Opinion of Frank A. Devine, Esq.

23(a)     Consent of Arthur Andersen LLP

23(b) Consent of Counsel, contained in the opinion filed as Exhibit 5 hereto

24        Power of Attorney (see Signature Page)

Item 9.        Undertakings
               ------------

     The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act")

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

               Provided, however, that paragraphs (1) (i) and (1) (ii) do
               -----------------
not apply if the registration statement is on Form S-3, Form S-8 or form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or
Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") that are incorporated by reference in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the

Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                 SIGNATURES
                                 ----------


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Rafael, State of California, on May 15, 1995.


                              CHILDREN'S DISCOVERY CENTERS
                                            OF AMERICA, INC.


                              By:/s/R.A. Niglio
                                 ------------------------------
                                    R. A. Niglio
                                    Chairman of the Board

















     KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints each of Richard A. Niglio and Randall A. Truelove, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                     Title                                Date
- -------------------------     -----                                ----


/s/R.A. Niglio                Chairman of the Board            May 15, 1995
- ------------------------      (principal executive officer)
R. A. Niglio


/s/Randall J. Truelove        Controller (principal            May 15, 1995
- ------------------------      financial and accounting
Randall J. Truelove           officer)


/s/Mark P. Clein              Director                         May 15, 1995
- ------------------------
Mark P. Clein


/s/Michael J. Connelly        Director                         May 15, 1995
- ------------------------
Michael J. Connelly


/s/Robert E. Kaufmann         Director                         May 15, 1995
- ------------------------
Robert E. Kaufmann


/s/Wallace McDowell           Director                         May 15, 1995
- ------------------------
W. Wallace McDowell


/s/Richard A. Niglio          Director                         May 15, 1995
- ------------------------
Richard A. Niglio


/s/Myron A. Wick, III         Director                         May 15, 1995
- ------------------------
Myron A. Wick, III

                                  EXHIBIT INDEX



         The following is a list of exhibits required by Item 601 of Regulation S-K filed as part of this Registration Statement.



Exhibit
Number       Description of Exhibit
- -------      -------------------------------------------------------------------


4(a)         The Children's Discovery Centers of America, Inc.'s
             Non-Employee Directors' Stock Option Plan (the "Stock
             Option Plan")


4(b) Form of Stock Option Agreement for Non-Employee Directors under the Stock Option Plan


4(c)         Form of Non-Plan Stock Option Agreement for Non-Employee
             Directors


5            Opinion of Frank A. Devine, Esq.


23(a)        Consent of Arthur Anderson LLP


23(b) Consent of Counsel(contained in the opinion filed as Exhibit 5 hereto)